SUPPLEMENT

Dated January 2, 2009

to the

Class IA Shares Prospectus dated May 1, 2008

Class IB Shares Prospectus dated May 1, 2008

(collectively, the “Prospectuses”)

for the American Funds HLS Funds

Effective immediately, the above referenced prospectuses are revised as follows:

1. Footnote 1 to each fund’s Annual Fund Operating Expenses table in the section entitled “Your Expenses” in the Prospectus is amended to add the following at the end of the footnote:

“The master fund’s investment adviser waived a portion of its management fee from September 1, 2004* through December 31, 2008.  Management fees and total expenses in the table do not reflect any waivers. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the master fund’s prospectus and in the master fund’s annual report.”

*May 1, 2006 in the case of Global Growth and Income Fund and October 4, 2006 in the case of Global Bond Fund.

2. The following is added as the second paragraph to the section in the Prospectus entitled “Management of the Funds – The Investment Manager to the Master Funds:”

“Rather than remain as investment divisions, Capital World Investors and Capital Research Global Investors may be incorporated into wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or both of these subsidiaries. Capital Research and Management Company and the funds it advises have applied to the Securities and Exchange Commission for an exemptive order that would give Capital Research and Management Company the authority to use, upon approval of the funds’ boards, its management subsidiaries and affiliates to provide day-to-day investment management services to the funds, including making changes to the management subsidiaries and affiliates providing such services. Approval by the funds’ shareholders would be required before any authority granted under an exemptive order could be exercised. There is no assurance that Capital Research and Management Company will incorporate its investment divisions or seek a shareholder vote to exercise any authority, if granted, under an exemptive order.”

This Supplement should be retained with your Prospectus for future reference.